QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Nortech Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Nortech Systems Incorporated

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held June 10, 2009

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

        The Annual Meeting of Shareholders of Nortech Systems Incorporated (the "Company") will be held at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota, on June 10, 2009, at 3:00 p.m., for the following purposes:

  1.
  To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at five;

  2.
  To elect a Board of Directors to serve for a one-year term and until their successors are elected and qualify;

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 13, 2009, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

        Your attention is called to the accompanying Proxy Statement.

By Order of the Board of Directors

Bert M. Gross Secretary
May 1, 2009

Nortech Systems Incorporated

PROXY STATEMENT

 ANNUAL MEETING OF SHAREHOLDERS, JUNE 10, 2009

        This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Company"), in connection with the solicitation on behalf of the Company's Board of Directors of proxies for use at the annual meeting of shareholders to be held on June 10, 2009, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

        The address of the principal executive office of the Company is 1120 Wayzata Boulevard East, Suite 201, Wayzata, Minnesota 55391. This Proxy Statement and form of Proxy are being mailed to shareholders of the Company on or about May 1, 2009.

SOLICITATION AND REVOCATION OF PROXIES

        The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to principals and obtaining their proxies.

        Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS

        Only shareholders of record of the Company's 2,738,991 shares of Common Stock outstanding as of the close of business on April 13, 2009, will be entitled to execute proxies or to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares must be represented at the meeting, in person or by proxy, to transact business.

ELECTION OF DIRECTORS

        The bylaws of the Company provide for a Board of Directors consisting of one or more members, and further provide that the shareholders at each annual meeting shall determine the number of directors. The Company's Board of Directors recommends that the number of directors be set at five and it is intended that the proxies accompanying this statement will be voted at the 2009 meeting to establish a Board of Directors consisting of five members. All of the nominees are presently directors of the Company. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of the following five nominees:

  MICHAEL J. DEGEN
  MYRON KUNIN
  KENNETH LARSON
  RICHARD W. PERKINS
  C. TRENT RILEY

        Following is information regarding the nominees:

Name	Age	Position
Michael J. Degen	65	President, Chief Executive Officer and Director
Myron Kunin	80	Chairman of the Board of Directors
Kenneth Larson	68	Director
Richard W. Perkins	78	Director
C. Trent Riley	69	Director

        From 1998 until his retirement on December 31, 2000, Mr. Degen was the Managing Director, Worldwide Operations, of The Toro Company, a manufacturer of lawn mowers, snow throwers and other products. He has been a director of the Company since May 1998, and was elected President and Chief Executive Officer of the Company on May 1, 2002.

        Mr. Kunin has served from 1983 to 2004 as Chairman of the Board of Directors of Regis Corporation, the world's largest owner, operator and franchisor of hair care salons. He has been a director of the Company since 1990.

        Mr. Larson served as President and Chief Operating Officer of Polaris Industries from 1988 to 1998. He is the Chairman of Restaurant Technologies, Inc., an installer of automated cooking oil systems for the fast food restaurant industry. He is a director of Bellacor.com, Inc. He has been a director of the Company since 2002.

        Mr. Perkins has served since 1985 as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., a registered investment advisor. He is also a director of China Nuvo Solar Energy, Inc., Synovis Life Technologies, Inc., and Vital Images, Inc. He has been a director of the Company since 1993.

        Mr. Riley has served since 1996 as President of Riley Dettman & Kelsey LLC, management consultants. He has been a director of the Company since 2001.

DIRECTORS MEETINGS

        There were five meetings of the Board of Directors during the last fiscal year. All directors attended all meetings of the Board and committees of the Board on which such director served.

        The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation Committee, and an Audit Committee. The members of each committee are Messrs. Larson, Perkins and Riley. The Board of Directors has determined that Messrs. Larson, Perkins and Riley are independent directors under the rules established by the Securities and Exchange Commission and the Marketplace Rules of The NASDAQ Stock Market ("NASDAQ"). Further, the Board has determined that Mr. Perkins is an "audit committee financial expert" as defined by applicable regulations of the Securities and Exchange Commission. In the last fiscal year the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met twice. The charters of all committees are posted on the Company's website at www.nortechsys.com.

        We encourage Board members to attend the annual meeting of shareholders. All members of the Board attended the 2008 annual meeting.

 EXECUTIVE OFFICERS

        The Executive Officers of the Company are as follows:

Name	Age	Position
Michael J.Degen	65	President, Chief Executive Officer and Director
Richard G. Wasielewski	57	Senior Vice President and Chief Financial Officer
Keith A. Pieper	62	Senior Vice President, Aerospace Operations
Garry Anderly	62	Senior Vice President, Corporate Finance, Treasurer
Peter L. Kucera	62	Senior Vice President, Quality & FOCUS Champion
Donald E. Horne	60	Vice President, Global Supply Chain Management
Curtis J. Steichen	52	Senior Vice President, Commercial Operations

        Mr. Degen has been President and Chief Executive Officer since May 2002.

        Mr. Wasielewski has been Chief Financial Officer of the Company since April 15, 2004. From 2000 until his employment by the Company, he was Controller/Senior Director, Planning, Wholesale and Operations of Select Comfort Corporation, a manufacturer and retailer of premium air mattresses.

        Mr. Anderly has been Senior Vice President, Corporate Finance and Treasurer of the Company since May 1996.

        Mr. Pieper has been the Senior Vice President, Aerospace Operations, since November 1, 2008. From November 1, 2004 until October 31, 2008, he was the Principal Operating Officer of the Company. From September 2003 until October 31, 2004, he was Director of Manufacturing of the Landoll Corporation, a manufacturer of material handling and transportation equipment.

        Mr. Kucera has been Vice President, Corporate Quality of the Company since 1991. He assumed the additional responsibility of directing the Company's FOCUS lean management program on December 1, 2006.

        Mr. Horne has been Vice President, Global Supply Chain Management of the Company since February 2003.

        Mr. Steichen has been the Senior Vice President, Commercial Operations since November 1, 2008. From May 18, 2005 until October 31, 2008, he was the Vice President, Sales and Marketing. From February 2002 to May 2005, Mr. Steichen held sales and marketing positions with Graco, Inc., a manufacturer of fluid-handling systems and components, and was Director of Sales and Marketing in the Protective Coatings Division of that company from July 2003 to May 2005.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is composed of the independent outside directors whose names appear following this report. Compensation for executive officers includes three elements: base salaries, bonuses, and options to acquire Common Stock. Salaries are based on factors such as the individual's level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies. Bonuses are awarded based on a combination of the executives' success in meeting certain pre-established individual goals and the Company's performance in meeting certain financial goals. Stock options are designed to increase the incentive for an executive's interest in the Company's success as measured by the market value of its stock and to align the interests of the executives with those of the Company's shareholders.

        The chief executive officer's base compensation for 2008 was established under an employment agreement executed in 2005. This agreement was renewed for three more years in October 2008. His bonus was based upon the Company's financial performance in a difficult economic environment. Further, it was determined that the total compensation of the chief executive officer was comparable to compensation of chief executive officers of comparable companies. The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives, and their bonuses were based upon meeting the goals referred to above.

Kenneth Larson, Chair C. Trent Riley Richard W. Perkins Members of the Compensation Committee

2008 SUMMARY COMPENSATION TABLE

        The table below shows the compensation of the Company's Chief Executive Officer and each of the other two most highly compensated executive officers for services to the Company in 2008.

Name and Principal Position(a)	Year(b)	Salary ($)(c)	Stock Awards ($)(e)	Option Awards ($)(f)	Non-Equity Incentive Plan Compensation ($)(2)(g)	All Other Compensation ($)(3)(i)	Total ($)(j)
Michael J. Degen,	2008	311,548	10,002	—	102,514	68,800	492,864
Chief Executive Officer(1)	2007	270,787	14,266	46,484	38,517	58,100	428,154
Richard G. Wasielewski,	2008	184,162	4,998	—	44,246	38,200	271,606
Chief Financial Officer	2007	176,603	7,133	23,242	18,729	37,400	263,107
Keith J. Pieper,	2008	165,738	4,998	—	39,846	36,600	247,182
Senior Vice President, Aerospace Operations	2007	157,613	7,133	23,242	16,695	34,200	238,883

(1)
The Company has entered into an employment agreement with Mr. Degen, its Chief Executive Officer, effective October 1, 2005, and continuing for three years thereafter, providing (a) for a base salary of $200,000 per year, subject to increases related to the Company's general executive pay schedule during the term of the agreement, (b) that he will participate in any incentive plan for which the Company determines he is eligible and (c) that if Mr. Degen becomes unable to perform his duties because of illness or other incapacity during the term of the agreement, his compensation and his medical, dental and life insurance shall be continued for a period of 24 months. The agreement also provides that if Mr. Degen initiates the termination of employment, he will not for a period of two years following his termination of employment, anywhere in the United States or Mexico, engage in any business or in any manner be connected with or employed by any organization, in direct competition with the Company's business. On October 1, 2008 the agreement was renewed for another three years.

(2)
Represents amounts paid under the Company's Annual Incentive Compensation Plan.

(3)
During 2002, the Company established an Executive Life Insurance Plan (the "Plan") for its executive officers including all of the Named Executive Officers. Pursuant to the Plan, the Company will pay a bonus to each officer equal to 15% of the officer's base annual salary, as well as an additional bonus to cover federal and state income taxes incurred by the officer with respect to the 15% bonus. The officers are required to purchase life insurance and retain ownership of the life insurance policy once it is purchased. The Plan provides a five-year vesting schedule in which the officers vest in their bonus at a rate of 20% each year. Should an officer terminate employment prior to the fifth year of vesting, that officer must reimburse the Company for any unvested amounts.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

	Option Awards
Name(a)	Number of Securities Underlying Unexercised Options Exercisable(b)		Number of Securities Underlying Unexercised Options Unexercisable(c)		Option Exercise Price ($)(d)	Option Expiration Date(e)
Michael J. Degen	6,666	(1)	13,334		7.79	10/31/16
	15,000	(2)	—		7.44	3/7/16
	50,000	(3)	—		7.22	2/11/13
	2,000	(4)	—		3.125	3/1/10
	—		50,000	(6)	7.50	7/10/17
Richard G. Wasielewski	3,333	(1)	6,667		7.79	10/31/16
	7,500	(2)	—		7.44	3/7/16
	20,000	(5)	—		7.46	5/3/14
	—		25,000	(6)	7.50	7/10/17
Keith J. Pieper	3,333	(1)	6,667		7.79	10/13/16
	7,500	(2)	—		7.44	3/7/16
	—		25,000	(6)	7.50	7/10/17

(1)
Stock options granted on 11/1/06 vest and become exercisable in one-third increments on 1/1/08, 1/1/09, and 1/1/10.

(2)
Stock options granted on 3/7/06 vested and became 100% exercisable on 12/31/08.

(3)
Stock option granted on 2/11/03 vested and became 100% exercisable on 11/15/05.

(4)
Stock option granted on 3/1/00 vested and became 100% exercisable on 3/1/05.

(5)
Stock option granted on 5/3/04 vested and became 100% exercisable on 11/15/05.

(6)
Stock options granted 7/11/07. Vesting is conditioned upon the Company's meeting certain financial goals, none of which have been met as of 12/31/08.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        In the event of an involuntary termination of any of the Named Executive Officers after a change in control of the Company, each officer would receive for 36 months (or in a lump sum, at the officer's option) his base salary, annual bonus at time of termination, and continued participation in the Company's health, disability and life insurance plans, and additionally up to $10,000 for professional outplacement services. Assuming that the triggering event took place on December 31, 2008, the amounts payable to the Named Executive Officers would be as follows:

Michael J. Degen	$1,488,592
Richard G. Wasielewski	$824,818
Keith A. Pieper	$751,546

 2008 DIRECTOR COMPENSATION

Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Myron Kunin	0	5,706	7,629	13,335
Kenneth Larson	22,500	5,706	7,629	35,835
Richard W. Perkins	24,000	5,706	7,629	37,335
C. Trent Riley	22,000	5,706	7,629	35,335

(1)
The aggregate number of restricted stock awards and the aggregate number of option awards outstanding on December 31, 2008 for each of the above-named directors are as follows:

	Stock	Options
Mr. Kunin	0	21,000
Mr. Larson	0	24,000
Mr. Perkins	0	32,000
Mr. Riley	0	26,000

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        The Company has established a Nominating and Corporate Governance Committee of the Board of Directors. All the members of this Committee are independent as defined in the NASDAQ Marketplace Rules.

Shareholder Nominees

        The Committee has adopted a policy of considering director candidates recommended by shareholders. Any shareholder desiring to submit such a recommendation should transmit the candidate's name and qualifications in a letter addressed to:

  Nominating and Corporate Governance Committee
  Nortech Systems Incorporated
  1120 Wayzata Boulevard East, Suite 201
  Wayzata, MN 55391

Director Qualifications

        The Committee has not established specific qualifications for potential directors. The principal general qualification of a director is the ability to act effectively on behalf of all of the shareholders.

Identifying and Evaluating Nominees for Directors

        The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. The Committee periodically assesses the appropriate size of the Board and whether any vacancies are anticipated. If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates. Candidates may come to the Committee's attention through present Board members, shareholders or other persons. All candidates will be evaluated by the Committee and the Committee's recommendations will then be transmitted to the entire Board. Assessment of candidates will include a variety of issues, including diversity, skills and experience in the fields of accounting, marketing, technology, international manufacturing, and understanding of the Company's industry.

 SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

        Security holders may send communications to the Company's Board of directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

  Board of Directors (or named Board member)
  Nortech Systems Incorporated
  1120 Wayzata Boulevard East, Suite 201
  Wayzata, MN 55391

REPORT OF AUDIT COMMITTEE

        The Board of Directors of the Company has adopted a charter for the Audit Committee. The charter charges the Committee with the responsibility for, among other things, reviewing the Company's audited financial statements and the financial reporting process. The Company's management is responsible for the Company's internal controls and the financial reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with U.S. generally accepted accounting principles. In carrying out their responsibility, the Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2008. The Committee has also discussed the audited financial statements with McGladrey & Pullen, LLP, including the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, "Communications with Audit Committees," and received the written disclosures and the letter from McGladrey & Pullen, LLP required by Rule 3526 of the Public Company Accounting Oversight Board, "Communications With Audit Committees Concerning Independence", and has discussed with McGladrey & Pullen, LLP their independence. The Committee has also considered whether McGladrey & Pullen, LLP provided non-audit services which could impact their independence. No such services were provided by McGladrey & Pullen, LLP.

        Based on these reviews and discussions, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2008.

        The members of the Audit Committee are "independent" under the rules of the Securities and Exchange Commission and the NASDAQ listing standards.

Richard W. Perkins, Chair Kenneth Larson C. Trent Riley Members of the Audit Committee

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of April 13, 2009, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and by each executive officer identified in the Summary Compensation Table, and by all executive officers and directors as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Myron Kunin	1,400,335	(2)	51.1%
Michael J. Degen	97,501		3.6%
Richard W. Perkins	54,000		2.0%
Richard G. Wasielewski	41,999		1.5%
Keith A. Pieper	34,291		1.3%
C. Trent Riley	22,000		*
Kenneth Larson	19,000		*
All executive officers and directors as a group (10 persons)	1,887,248	(3)	68.9%
Lafitte Capital Management LP(4) 701 Brazos, Suite 310 Austin, TX 78701	199,809		7.3%

*
Less than one percent (1%).

(1)
Includes the following shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days: 23,000 shares by Mr. Perkins, 12,000 shares by Mr. Kunin, 87,000 shares by Mr. Degen, 37,500 shares by Mr. Wasielewski, 17,500 shares by Mr. Pieper, 15,000 shares by Mr. Larson, and 17,000 shares by Mr. Riley.

(2)
Mr. Kunin has pledged 1,313,335 shares to two banks as partial collateral for loans aggregating $5,250,000.

(3)
Includes 323,500 shares subject to options exercisable within sixty (60) days.

(4)
Based solely upon the most recent report filed with the Securities and Exchange Commission pursuant to Rule 13d-1c of the Securities Exchange Act of 1934, as amended.

2008 ANNUAL REPORT

        The Company will mail its annual report for the year 2008 on or about May 1, 2009, to all shareholders of the Company of record on April 13, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Principal Accountants

        The Audit Committee of the Board of Directors has engaged McGladrey & Pullen, LLP ("McGladrey"), as the independent registered public accounting firm of the Company for 2009. Members of the firm are expected to be present at the annual meeting of shareholders and available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Fees incurred by the Company for services of Principal Accountants

        The following table shows the fees billed to the Company for the audit and other services provided by McGladrey and its affiliate RSM McGladrey, Inc. for fiscal years 2008 and 2007, including the estimated fees remaining to be billed by McGladrey for the 2008 audit.

	2008	2007
Audit Fees(1)	$300,317	$326,416
Audit-Related Fees(2)	5,130	10,000
Tax Fees	0	0
All Other Fees	0	0

    (1)
    Audit fees include fees for the annual audit, SAS 100 reviews of the quarters and regulatory filings.

    (2)
    Audit-related fees are principally for professional services relating to technical accounting consulting and research and meetings with management.

        The Audit Committee has established a policy for pre-approving the services provided by the Company's independent registered public accounting firm in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees.

QUORUM AND VOTE REQUIRED

        The presence in person or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. If your shares are held directly and you decide to vote electronically, please follow the directions on your proxy card.

SHAREHOLDER PROPOSALS

        Any proposal by a shareholder for the annual shareholders' meeting to be held in May, 2010, must be received by the secretary of the Company at 1120 Wayzata Boulevard East, Suite 201, Wayzata, Minnesota 55391, not later than the close of business on January 2, 2010. Proposals received by that date will be included in the 2010 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

        The Company's bylaws provide that a shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Wayzata, Minnesota, at least 120 days in advance of the date of the proxy statement for the prior year's annual meeting. For the 2010 annual meeting, director nominations and shareholder proposals must be received on or before January 2, 2010. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2010 annual meeting.

 OTHER MATTERS

        The management does not know of any other matters that may be presented for consideration at the annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Directors

BERT M. GROSS Secretary
Minneapolis, Minnesota May 1, 2009

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000021166_1 R2.09.03.17 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Michael J. Degen 02 Kenneth Larson 03 Myron Kunin 04 Richard W. Perkins 05 Trent Riley NORTECH SYSTEMS INCORPORATED 1120 WAYZATA BLVD. EAST, SUITE 201 WAYZATA, MN 55391 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 To fix the number of directors of the Company at five. 3 In their discretion, on such other matters as may properly come before the meeting. Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000021166_2 R2.09.03.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com . NORTECH SYSTEMS INCORPORATED PROXY FOR ANNUAL MEETING OF SHAREHOLDERS June 10, 2009 The undersigned hereby appoints Michael J. Degen and Garry Anderly, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on June 10, 2009, and at any and all adjournments thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS herein. If no direction is given, this proxy will be voted FOR the proposal to fix the number of directors at five and FOR all the nominees listed in paragraph 1. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: (Continued, and TO BE COMPLETED AND SIGNED on the reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be Held June 10, 2009
ANNUAL MEETING OF SHAREHOLDERS, JUNE 10, 2009
SOLICITATION AND REVOCATION OF PROXIES
VOTING RIGHTS
ELECTION OF DIRECTORS
DIRECTORS MEETINGS
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
2008 DIRECTOR COMPENSATION
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD
REPORT OF AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
2008 ANNUAL REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
QUORUM AND VOTE REQUIRED
SHAREHOLDER PROPOSALS
OTHER MATTERS